SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 9, 1999




                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



     Delaware                  0-24848                          75-2559089
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 (State or other           (Commission File No.)              (IRS Employer
   jurisdiction of                                            Identification
   incorporation                                                  Number)


1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

         On June 9, 1999, the Registrant issued for publication the press release attached as Exhibit "99" announcing the intention of a stock repurchase program.

Item 7. Financial Statements and Exhibits
-----------------------------------------

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit                                                            Sequential
Number                       Description                             Page No.
------                       -----------                             --------

  99           Press release, published on June 9, 1999.                6

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  June 9, 1999                              By: /s/ GERALD W. FREE
                                                     ---------------------------
                                                     Gerald W. Free
                                                     Vice Chairman, President
                                                     And Chief Executive Officer

                                  EXHIBIT "99"